June 2006 A Closer Look at Trammell Crow Company’s Development and Outsourcing Businesses

MI IL IN KY OH ME VT NH NY PA WV VA LA MS AL NC SC WA OR MT ID CA NV UT WY ND SD NE CO MN IA KS AZ MO TX OK NM WI SE Area Leader Atlanta Pat Henry 770/290-0500 Austin Stan Erwin 512/482-5509 SW Area Leader Denton Walker 214/979-6581 TN GA FL Denver Dan Bess Greg Armstrong 303/220-0900 S. California Tom Bak 949/477-9122 Dorcey Abshier 858/526-2600 Portland Dirk Otis 503/644-9400 N. California Joe Deaser 408/282.4432 AR Kansas City/St. Louis Don Thompson 913/661-9333 OKC/Tulsa Shaun Frankfurt 405/858-4000 Reno Par Tolles 775/356-6118 Phoenix/Tucson Jim Mahoney 602/285-3101 South Florida North Florida Bob Abberger 813/229-8545 Mid Atlantic Bob Murphy-MD,DC,VA 703/288-2561 NE Metro-NY,PA,NJ,DE Jeff Goggins 484/530-4600 Memphis Chicago/Detroit 312338-2010 Houston Matt Khourie 713/963-1050 AIRPORT, ACQUISITIONS TCC D&I Field Network Dallas Houston Austin San Antonio Phoenix/Tucson San Diego S. California Seattle Reno/Las Vegas Denver Kansas City/St. Louis Florida MidSouth MidAtlantic MD,DC,VA NE Metro NY,PA,NJ,DE New England N. California Portland OKC/Tulsa Chicago/Detroit

D&I Initiatives Acquisitions Healthcare Higher Education Mixed Use / Residential On Airport development

Development & Investment Strategy Programs Today Industrial: Target: $500M+ with Lion Industrial Trust Fund V: Target: $250M Discretionary Acquisitions PHT: Target: $325M+ State Pension Fund Office Development: Target: $750M to $1B with Principal Financial

($ in billions) Projects In Process/Pipeline Development & Investment - Outlook $2.7 $2.9 $3.6 $4.9 $5.0 $3.8 $2.2 $2.8 $2.6 $3.6 $4.0 $1.4 $2.3 $2.0 $1.4 $2.3 $1.5 $2.5 $0 $1 $2 $3 $4 $5 $6 $7 $8 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 1Q06 In Process Pipeline

In Process by Deal Structure – March 31, 2006 144 Deals Total Project Budgets - $4,007 (In millions) Consolidated $765 38 Deals Unconsolidated $1,420 54 Deals Incentive Fee $433 19 Deals Fee $1,389 33 Deals

In Process: Funds & Programs – March 31, 2006 39 Deals Total Project Budgets - $820 (In millions) PHT $138 4 Deals Industrial Program $406 24 Deals Investment Funds $276 11 Deals

In Process by Product Type – March 31, 2006 144 deals Total Project Budgets - $4,007 (In millions) *Initiatives include Healthcare, Residential/Mixed-Use, Higher Education and On-Airport Distribution Initiatives* $1,543 38 Deals Industrial $820 43 Deals Office $1,134 26 Deals Retail $311 19 Deals Land and Other $199 18 Deals

In Process by Region – March 31, 2006 144 deals Total Project Budgets - $4,007 (In millions) Canada and Other $172 6 Deals Central $1,135 59 Deals West $972 25 Deals East $1,728 54 Deals

Development & Investment - Outlook NCREIF Vacancy by Sector Source: National Council of Real Estate Investment Fiduciaries (4Q05) 4% 6% 8% 10% 12% 14% 16% 2000 2001 2002 2003 2004 2005 Apartment Industrial Office Retail

Bill Concannon

Trammell Crow Company’s Outsourcing Business Signed first real estate outsourcing contract with Baxter Health Care in 1990 for facility management services - first contract of its kind in the industry Outsourcing is now a mainstream part of company operations; over 130 outsourcing clients engage TCC for one or more services: Corporate Advisory (Brokerage) Transaction Management Portfolio and Lease Administration Project Management Facilities Management In 2005, outsourcing contracts comprised 50% of total company’s revenue Typical contract terms: 3-5 years In 2005, we lost less than 1% of the aggregate gross margin generated by outsourcing contracts that the company sought to renew

TCC is a recognized leader in every service line we deliver Building Management Services 4th Largest Building Manager2 545 million sf 29,000 Locations Brokerage Services Project Management Services Development Services Top Five Broker1 670+ Brokers in North America 2005 Deal Volume: 10,550 Transactions 358 million sf $15.7 billion Dominant Project Manager 850 Project Managers One of Top Developers3 $4B development in process Sources: 1 - Ranked #5 brokerage by Commercial Property News  - June 2005 2 - Ranked #4 property manager by Commercial Property News - August 2005 3 - Commercial Property News - March 2006

RE comprises significant portion of total corporate assets CFOs are focused on significant occupancy cost reduction Source: CFO Executive Board, 2005 14% 25% 48% 13% 0-5% 5-10% 10-15% 15%+ 61% of CFOs surveyed are targeting occupancy cost reductions of 10% or greater 47% of CFOs surveyed report that real estate comprises 10% or more of total assets 41% 6% 6% 47% <10% 10-30% 30-50% No Response

TCC transforms CRE to create shareholder value Staff optimization and leveraging BU relationship management Technology and productivity initiatives Organizational Transformation Portfolio & Financial Optimization Occupancy Expense Reduction Reduce Costs Generate Cash Sale leaseback Financial structure Disposition of idle assets Location incentives Process reengineering Sourcing strategy Energy management Service specifications Leverage scale Administrative infrastructure Financial structure Consolidation Location strategy Co-location opportunities Alternate workplace strategy TI strategies Market timing + +

TCC outsourcing model systematically targets real estate savings opportunities across all areas of occupancy cost Fixed Capital Investments Repairs 8% Contracts 13% Utilities 15% Payroll & Dept. Costs 7% Depr/Amort 17% Insurance 4% RE Tax 10% Rent 26% Annual Operating Expenses MIS, Telecom, Cabling 12% Furniture & Workstations 20% Construction Labor & Materials 49% Moving Expense 7% Architect/ Engineer 6% Project Mgmt 6% FFE 20% Land 20% Buildings 20% Building Equipment 20% Long-Term Leases 20% Source: Trammell Crow Benchmarking 2004 Annual Capital Spend

An extensive roster of long-term clients validates TCC’s capabilities and performance

Signing a long term contract is just the beginning… 1993: Signed initial outsourcing contract with NationsBank for facilities management services on 3 msf in the Mid-South Over the last decade, continued to grow our portfolio and service offering as the bank completed various M&A activity Today… 44 msf managed portfolio 1,029 dedicated TCC employees Full Service Offering 2001: Signed initial outsourcing contract with EDS for facilities management of their 7.7 msf U.S. portfolio Within 4 years, expanded the contract to include oversight of each real estate service area – on a global basis Today… 26 msf managed portfolio – in 43 countries 385 dedicated TCC employees across the globe Full Service Offering TCC Strategy: Win, Keep, Grow

TCC Alliance Director Strategic Evaluation Team TCC’s has the robust infrastructure required to support outsourcing clients Outsourcing Client Corporate Advisory Services Account Leader and Team Project Management Account Leader and Team Facility Management Account Leader and Team — Global Function Leadership Corporate Advisory Project Management Facilities Management — Global Support Relationship Management Quality, Innovation/Process Benchmarking Strategic Svcs/Expertise Mgmt — Global Infrastructure HR Technology Accounting — Geographic Leadership 60 countries served

TCC serves clients in more than 60 countries through a network of owned and alliance partner offices. Outsourcing clients are driving TCC’s global expansion

Derek McClain

Strong Balance Sheet & Cash Flow Real Estate Exposure Related to Consolidated Deals Real estate-all balance sheet categories* Notes payable on real estate-all balance sheet categories Minority Interest Equity in consolidated real estate Recourse Debt** Total RE exposure related to consolidated deals Related to Unconsolidated Deals Investment in unconsolidated sub’s-RE Guarantees of RE obligations of unconsolidated subs Total RE exposure related to unconsolidated deals Total RE exposure * Includes $6.6M note receivable secured by RE ** Excludes $3.3M of recourse debt subject to take-out agreements $390.7 At March 31, 2006 (in millions) (288.7) (34.8) $67.2 15.2 $82.4 $51.8 7.3 $59.1 $141.5

Strong Balance Sheet & Cash Flow Recourse Debt/EBITDA Line of credit debt Recourse RE debt Guarantees Total recourse debt and guarantees EBITDA Recourse debt and guarantees/EBITDA $87.0 15.2 $109.5 $115.2 .95x At March 31, 2006 (in millions) 7.3

Growth in User Solutions Revenue as a % of Global Services Revenue 50% User Solutions Investor Solutions Source: TCC Annual Report, Global Services Revenue 2000 51% 49% 2005 65% 35% 1997 67% 33%

“PORTFOLIO” “PROJECTS” “PREFERRED” “PROGRAMS” Procurement of RE services on a requirement-by-requirement basis. Different firms are used for different requirements in different locations. ▶ Non-contractual, non-recurring Procurement of services for a defined activity, most typically performed in multiple locations across the portfolio. Examples include new retail store rollout, ADA compliance, signage/rebranding, or programmatic development (e.g., warehouses). ▶ Contractual, non-recurring Procurement of RE services on a requirement-by-requirement basis, typically with a limited number of firms who have achieved “preferred” status. ▶ Non-contractual, non-recurring Contractual outsourcing agreement with one or more firms for the ongoing provision of RE services across a significant portion of the portfolio (e.g., corporate advisory services, project management, building management). u Contractual, recurring TCC is optimized to serve outsourcing clients TCC Definition of “Outsourcing” Universe of TCC User Solutions Business

Outsourcing Statistics and Commentary | By Service Line Over 99% derived from long-term, renewable outsourcing contracts77% derived from a long-term, renewable outsourcing contracts for ongoing services across a client’s portfolio 23% derived from large-scale project management contracts with finite term 47% derived from long-term, renewable outsourcing contracts 53% derived from local one-off or preferred provider relationships 2005 Revenue Includes management of, and reduction of operating expense associated with , administration, maintenance, and repair of client-occupied facilities TCC helps client establish best practices, implement technology solutions, and leverage client resources to control and reduce facilities management costs Facility Management Includes management of, and reduction of capital expense associated with, activities such as facility planning, construction oversight, space planning, site consolidation, multi-location expansion programs, facilities design, signage conversions, and workplace moves, adds, and changes Revenues include fixed management fees, variable fees, and incentive fees if certain agreed-upon performance targets are met Project Management Entails management of RE transactions across most or all of a client portfolio Allows some visibility into client’s long-range transaction requirements In contrast, traditional RE brokerage model occurs on a one-off commission basis with little to no long-term visibility to deal flow Corporate Advisory Services Comments Service Line

Outsourcing’s Contribution to TCC’s 2005 Revenues 2005 Revenues as % of Total 2005 Revenue: $896 million Investor Solutions 32% Dev & Inv 7% User Solutions 61% User Solutions Detail 2005 Service Line Revenues as % of Segment Total 81% driven by Outsourcing 19% Traditional One-Off Brokerage ~ 50% of TCC’s total revenue is driven by Outsourcing